IMPAIRMENT OF VESSELS	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF VESSELS	IMPAIRMENT OF VESSELS In 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million, gross. We recognized a $1.1 million impairment loss in connection with the sale and classified the vessel as held for sale as of June 30, 2018. The vessel was delivered to its new owner in August 2018.In 2017, we entered into agreements to sell six Ultramax vessels for a gross sale price of $142.5 million, consisting of $135.1 million in cash and 910,802 consideration shares in the buyer. We recorded an impairment loss of $1.1 million, corresponding to the difference between the carrying value and estimated fair value of the vessels based on the sales agreements.